UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSIONS
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT:

                            ----------------------
                         NETNATION COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    000-26881
                            (Commission File Number)

     Delaware                                           33-0803438
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                      Suite 1410, 555 West Hastings Street
                            Vancouver, B.C.   V6B 4N6
             (Address of principal executive offices, with zip code)


                                 (604)  688-8946
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On September 25, 2000, NetNation Communications, Inc. ("NetNation"), a Delaware corporation, announced changes in management. Joseph Kibur, Director and Vice President of Strategic Planning, has been promoted to Chief Executive Officer. The position of Chief Executive Officer was previously held by Ashley Sinclair who resigned effective September 25, 2000. Glen Ibbott, Chief Financial Officer and Teri McEachern, Chief Administrative Officer have also resigned effective September 25, 2000.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic".


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Item 7.   Financial Statements and Exhibits

     (c)     Exhibits.

99.1     News Release dated September 25, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               NETNATION COMMUNICATIONS, INC.


Date:     September 25, 2000   By:   /s/ David Talmor
                                  ----------------------------------------------
                                  David Talmor
                                  President and Chairman


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                         NETNATION COMMUNICATIONS, INC.
                                INDEX TO EXHIBITS


Exhibit     Description
Number
------      --------------------------------------------------------------------

99.1        News Release dated September 25, 2000

================================================================================

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News Release



NetNation Announces Management Changes

Vancouver, BC, and San Diego, CA - September 25, 2000. NetNation Communications, Inc. (Nasdaq: NNCI), a global, top-ranked web site hosting company, domain name
              ----
registrar (DNR) and application service provider (ASP), announced today the following management changes.

Mr. Joseph Kibur, Director and Vice President of Strategic Planning, has been promoted to Chief Executive Officer, a position previously held by Ashley Sinclair who resigned today. Glen Ibbott, Chief Financial Officer and Teri McEachern, Chief Administrative Officer have also resigned effective immediately. Mr. David Talmor remains as Chairman and President.

A co-founder of the Company, Mr. Joseph Kibur has been instrumental in developing NetNation into one of the ten best web hosting companies in the world. Under his leadership, NetNation has successfully expanded its operations into Europe and formed strategic alliances with key industry players such as Network Solutions, a VeriSign company (Nasdaq: VRSN) and The Internet
                                               ----
Corporation for Assigned Names and Numbers (ICANN). In recent months, Mr. Kibur has focused on expanding the Company in the US and internationally.

Mr. David Talmor stated, "I am delighted that Joseph is taking on a greater role to drive NetNation forward. Last quarter revenue results were disappointing and I am confident these changes will bring the Company back on track."

About NetNation Communications, Inc.

NetNation Communications, Inc. (http://www.netnation.com) is a global,
                                ------------------------
top-ranked web site hosting company, domain name registrar (DNR) and application service provider (ASP) with clients in more than 130 countries. NetNation has been consistently ranked among the top 10 web hosting companies in the world by leading industry evaluators. The company's wholly owned subsidiary, DomainPeople, Inc. (http://www.domainpeople.com) is an ICANN accredited and
                    ---------------------------
operational registrar of Internet domain names. NetNation has strategic alliances with Cobalt Networks Inc. (Nasdaq: COBT), GT Group Telecom (Nasdaq:
                                             ----
GTTLB, TSE: GTG.B) and SmartAge.com. The company has offices in Vancouver, BC,
----        -----
San Diego, CA, and London, England. NetNation is a trademark of NetNation Communications, Inc.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: In this news release, the word "will" and similar conditional or future-oriented expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.

Contact:

John Gomez
Investor Relations
Tel. 888 277 0000 Ext. 133
gomez@netnation.com
-------------------

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